UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2006
CARDIAC SCIENCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51512	94-3300396

(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3303 Monte Villa Parkway, Bothell, Washington	98021

(Address of Principal Executive Offices)	(Zip Code)
(425) 402-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     At its regularly scheduled meeting on May 2, 2006, the Compensation Committee of the Board of Directors of Cardiac Science Corporation (the “Company”) established the fiscal 2006 base salaries, effective as of May 1, 2006, for the four executive officers named in the executive compensation table in our Form 10-K/A filed with the Securities and Exchange Commission on May 1, 2006 who remain employed by the Company: John R. Hinson, $350,000; Michael K. Matysik, $240,000; Kurt B. Lemvigh, DK 1,673,640, or approximately $273,761; and Darryl R. Lustig, $200,000.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARDIAC SCIENCE CORPORATION
By:	/s/ MICHAEL K. MATYSIK
Michael K. Matysik
Senior Vice President and Chief Financial Officer

Dated: May 8, 2006